Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report of Consolidated-Tomoka Land Co. (The “Company”) on Form 10-K for the period ending
December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce W. Teeters,
Senior Vice President - Finance and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                            /s/Bruce W. Teeters
                                                             Bruce W. Teeters
                                                        Senior Vice President-Finance and Treasurer

March 13, 2007